           AMERICAN
            SELECT
          PORTFOLIO
         *    *    *
         ANNUAL REPORT
             1995

                              TABLE OF CONTENTS


AVERAGE ANNUALIZED TOTAL RETURNS . . . . .  1
LETTER TO SHAREHOLDERS . . . . . . . . . .  2
MANAGING RISK  . . . . . . . . . . . . . .  7
FINANCIAL STATEMENTS AND NOTES . . . . . .  8
INVESTMENTS IN SECURITIES  . . . . . . . . 23
INDEPENDENT AUDITORS' REPORT . . . . . . . 29
FEDERAL TAX INFORMATION  . . . . . . . . . 30
SHAREHOLDER UPDATE . . . . . . . . . . . . 31


AMERICAN SELECT PORTFOLIO

American Select Portfolio is a diversified, closed-end investment management company. The fund's primary objective is to provide a high level of current income; its secondary objective is to seek capital appreciation. To realize its objectives, the fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements, and may purchase securities through the sale-forward (dollar-roll) program. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone. As with other mutual funds, there can be no assurance the fund will achieve its objectives. The fund's credit rating was downgraded from Af to BBBf by Standard & Poor's Ratings Group (S&P) on December 29, 1994.* Fund shares trade on the New York Stock Exchange under the symbol SLA.

*THE FUND IS RATED BBBf, WHICH MEANS THE FUND'S INVESTMENTS HAVE AN OVERALL CREDIT QUALITY OF BBB. CREDIT QUALITIES ARE ASSESSED BY STANDARD & POOR'S MUTUAL FUNDS RATING GROUP. S&P DOES NOT EVALUATE THE MARKET RISK OF AN INVESTMENT WHEN ASSIGNING A CREDIT RATING. SEE STANDARD & POOR'S CORPORATE AND MUNICIPAL RATING DEFINITIONS FOR AN EXPLANATION OF BBB.

THE FUND HAS ALSO BEEN GIVEN A MARKET RISK RATING BY S&P, WHICH WE CANNOT PUBLISH DUE TO NASD REGULATIONS. RISK RATINGS EVALUATE VARIOUS INVESTMENT RISKS THAT CAN AFFECT THE PERFORMANCE OF A BOND FUND AND INDICATE THE FUND'S OVERALL STABILITY AND SENSITIVITY TO CHANGING MARKET CONDITIONS. THESE RATINGS ARE AVAILABLE BY CALLING S&P AT 1-800-424-FUND.

                   AVERAGE ANNUALIZED TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1995

[GRAPH]


THE AVERAGE ANNUALIZED TOTAL RETURN FIGURES FOR AMERICAN SELECT PORTFOLIO ARE BASED ON THE CHANGE IN ITS NET ASSET VALUE (NAV), ASSUME ALL DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT SALES CHARGES. NAV-BASED PERFORMANCE IS USED TO MEASURE INVESTMENT MANAGEMENT RESULTS.

TOTAL RETURNS BASED ON THE CHANGE IN MARKET PRICE FOR THE ONE-YEAR AND SINCE INCEPTION PERIODS ENDED NOVEMBER 30, 1995, WERE 17.36% AND -4.85%, RESPECTIVELY. THESE FIGURES ALSO ASSUME REINVESTED DISTRIBUTIONS AND DO NOT REFLECT SALES CHARGES.

THE LEHMAN BROTHERS MUTUAL FUND GOVERNMENT/MORTGAGE INDEX IS COMPRISED OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND AGENCY MORTGAGE-BACKED SECURITIES. DEVELOPED BY LEHMAN BROTHERS FOR COMPARATIVE USE BY THE MUTUAL FUND INDUSTRY, THIS INDEX IS UNMANAGED AND DOES NOT INCLUDE ANY FEES OR EXPENSES IN ITS TOTAL RETURN FIGURES.

THE LIPPER CLOSED-END U.S. MORTGAGE FUNDS AVERAGE REPRESENTS THE AVERAGE ANNUALIZED TOTAL RETURN, WITH DIVIDENDS REINVESTED, OF SIMILAR CLOSED-END MUTUAL FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND MARKET VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                      AMERICAN SELECT PORTFOLIO

[PHOTO]
John Wenker

[PHOTO]
David Steele

JOHN WENKER ASSUMED THE ROLE OF PRIMARY PORTFOLIO MANAGER OF AMERICAN SELECT PORTFOLIO IN NOVEMBER 1995. JOHN, WHO HAS ASSISTED WITH THE FUND'S MANAGEMENT SINCE 1992, HAS BEEN RESPONSIBLE FOR THE ACQUISITION AND DUE DILIGENCE OF MANY OF THE SINGLE-FAMILY, MULTIFAMILY AND COMMERCIAL MORTGAGE LOANS IN THE FUND. PRIOR TO JOINING PIPER CAPITAL MANAGEMENT, JOHN MANAGED SINGLE-FAMILY AND MULTIFAMILY REVENUE BOND FINANCINGS FOR A FINANCIAL FIRM. RUSS KAPPENMAN WILL ASSIST PRIMARILY WITH THE ACQUISITION OF THE FUND'S MORTGAGE LOANS. DAVID STEELE WILL ASSIST WITH THE MANAGEMENT OF THE FUND'S OTHER SECURITIES. MIKE JANSEN, WHO PREVIOUSLY MANAGED THE FUND, AND KEVIN JANSEN, AN ASSISTANT FUND MANAGER, LEFT PIPER CAPITAL TO PURSUE OTHER CAREER OPPORTUNITIES.


January 26, 1996

Dear Shareholders:

FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1995, AMERICAN SELECT PORTFOLIO HAD A NET ASSET VALUE TOTAL RETURN OF 21.22%.* This return includes reinvested distributions but not sales charges. This compares to a 17.01% return for the Lehman Brothers Mutual Fund Government/Mortgage Index and a 20.84% return for the Lipper Closed-End U.S. Mortgage Funds Average during this same period. While the fund continues to trade at a discount to net asset value, we believe the changes we've made to reduce its net asset value volatility and stabilize earnings, as discussed below, could help improve the fund's market price over time. (See page 4 for an explanation of premium vs. discount.) As of January 18, the fund's market price was $11.00 and its net asset value was $12.87 per share. For the one-year period ended November 30, 1995, the fund's total return based on market price was 17.36%, including reinvested distributions but not sales charges.

THE MARKET ENVIRONMENT DURING THE YEAR PLAYED A MAJOR ROLE IN THE FUND'S STRONG NET ASSET VALUE PERFORMANCE. Interest rates have declined since the beginning of 1995 due to signs of slowing economic growth. As a result, bond prices in general increased. In addition, an


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND MARKET VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                           AMERICAN SELECT PORTFOLIO

PORTFOLIO COMPOSITION
NOVEMBER 30, 1995

[GRAPH]


improved market for rental housing during the year increased the value of the fund's holdings of multifamily loans. If rates remain at current levels or decline further for a sustained period of time, the prepayment rates for mortgage loans in the fund may accelerate. However, most of the fund's fixed rate mortgages have fairly stiff prepayment penalties which decreases the likelihood of prepayments. If these loans are prepaid, it's likely we would have to reinvest these prepayments at lower interest rates which would ultimately decrease the fund's earnings.

DURING THE YEAR, OUR GOAL HAS BEEN TO STABILIZE THE FUND'S NET ASSET VALUE AND EARNINGS. We did this by selling all of the fund's Z-bonds, inverse floaters, principal-only, interest-only and inverse interest-only securities. As interest rates fell, the fund benefited from the increase in value of these mortgage-backed derivatives following their lows in 1994. Also, as of December 31, we had sold all of the fund's subordinated mortgage-backed securities.

AS WE SOLD THE MORTGAGE-BACKED SECURITIES LISTED ABOVE, WE REINVESTED THE PROCEEDS IN U.S. TREASURY SECURITIES. As of November 30, 77% of the fund's total assets were invested in multifamily (apartment) loans and 18% in Treasury securities. It is our goal to maintain the fund's investments in mortgage loans and Treasuries at approximately

                       AMERICAN SELECT PORTFOLIO


PREMIUM VS. DISCOUNT

The underlying value of a fund's securities and other assets, minus its liabilities, is the fund's "net asset value." Closed-end funds may trade in the market at a price that is equal to, above, or below this net asset value. Shares are trading at a "premium" when investors purchase or sell shares in the market at a price that is greater than the shares' net asset value. Conversely, when investors purchase or sell shares in the market at a price that is lower than the shares' net asset value, shares are said to be trading at a "discount."



these levels. This is consistent with our strategy of focusing on securities that may involve more credit risk and moving away from those that are more sensitive to changing interest rates. We continue to borrow in the fund through reverse repurchase agreements, which as of November 30 accounted for 27% of the fund's total assets, and invest the proceeds in Treasury securities and mortgage loans. While borrowing can potentially increase the fund's earnings, it can also increase the fund's net asset value volatility.

DURING THE YEAR, WE SUCCESSFULLY MANAGED THE RISKS INVOLVED WITH MORTGAGE LOANS. (See page 7 for a discussion of risks.) When purchasing multifamily loans, we believe that smaller loans spread out in several states are less likely to cause losses in the fund. To date, there have been no losses to the fund from our investments in multifamily loans. On November 30, we had 73 multifamily loans with an average loan balance of $2,402,062. We follow this same philosophy when purchasing single-family loans; however, we will focus the fund on multifamily loans. Although we conduct extensive risk analysis on loans we purchase, delinquent loans are an inherent risk in the fund. Currently, there are no delinquent loans in the fund. A loan is considered delinquent when a borrower has missed two or more payments. Because we only purchase multifamily loans that meet our strict standards, it is rare for one of these loans to become delinquent. However, if it becomes necessary to put a loan in foreclosure, we will proceed with the process as quickly as possible. Any losses from these loans will first go against the

                     AMERICAN SELECT PORTFOLIO


GEOGRAPHICAL DISTRIBUTION
NOVEMBER 30, 1995

[MAP]



borrower's investment. Although we would generally receive all of the principal and interest owed to us on a foreclosed loan, there is a risk that we will not be repaid in full.

WE BELIEVE GEOGRAPHIC DIVERSIFICATION IS ESSENTIAL TO THE FUND. The mortgage loans in which the fund invests are backed by property located throughout the country. (See map above.) Our largest concentration of loans is in Texas. Because this state has a large population, it offers more loans. In addition, the strong economic recovery that many areas of Texas are currently experiencing has helped the rental market stabilize and increase in value.

                            AMERICAN SELECT PORTFOLIO

ALTHOUGH THE FUND'S EARNINGS HAVE DECLINED FROM THEIR HIGHS IN PREVIOUS YEARS, THE FUND CONTINUES TO GENERATE ATTRACTIVE EARNINGS LEVELS. The fund's current monthly earnings of 8.73 cents per share (based on a three-month average) would result in an annualized earnings rate of 9.52% on the November 30 market price and 6.98% on the initial public offering price of $15 per share. Keep in mind that past performance does not guarantee future results and these rates will fluctuate.

LOOKING AHEAD, WE BELIEVE THE FUND'S NET ASSET VALUE AND EARNINGS SHOULD BE MORE CONSISTENT THAN IN THE PAST. By selling the fund's Z-bonds, inverse floaters, principal-only, interest-only and inverse interest-only securities, we believe we have reduced interest rate risk and focused the fund's investments where we feel we can currently add the most value - in the mortgage loan area. We will continue to emphasize mortgage loans in an effort to achieve high current income.

Although I have assisted with the fund's management in the past, I am pleased to be addressing you for the first time as the fund's manager. My efforts and those of the fund's management team continue to be dedicated to reaching the fund's objectives and helping you achieve your financial goals. Thank you for your investment in American Select Portfolio.

Sincerely,

/s/ John Wenker


John Wenker
Portfolio Manager

                                MANAGING RISK


MANAGING THE RISKS OF MORTGAGE-RELATED ASSETS

All funds that invest in mortgage-related securities are subject to certain risks. This list briefly summarizes some of the primary risks associated with mortgage-related assets and does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a fast prepayment rate will reduce the fund's yield and a slow prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments.

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of securities can decrease. Conversely, when rates decline, the value of securities can rise. However, mortgage-related assets may benefit less than other fixed income securities from declining interest rates because of prepayment risk.

The fund's mortgage loans are subject to some unique risks such as credit risk and real estate risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face CREDIT RISK. This is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values.

Mortgage loans are also subject to REAL ESTATE RISKS including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan. Because the fund invests primarily in multifamily loans, it is also subject to certain risks inherent in these types of loans. Multifamily loans generally involve large loans to single borrowers or groups of related borrowers. These loans are dependent on the success of the underlying real estate project. Additional risks include the ability of tenants to make rent payments and the ability of property to attract and retain tenants.

To date, we have successfully managed the unique risks of mortgage loans through extensive risk analysis. We review the loan's legal documents and the borrower's mortgage payment history; assess the local market and property value; and obtain a drive-by assessment of the property. As part of our strategy to manage the real estate risk of the fund's multifamily (apartment) loans, we perform a detailed inspection of each property; study the competing properties in the area; interview property managers; and obtain engineering and environmental reports from experts.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995

ASSETS:
  Investments in securities at market value* (note 2)
    (including a repurchase agreement of $6,184,000) ..... $    234,676,713
  Cash in bank on demand deposit ...........................      1,160,349
  Mortgage security paydowns receivable ....................         12,908
  Accrued interest receivable ..............................      1,600,359
                                                              ----------------
      Total assets .........................................    237,450,329
                                                              ----------------

LIABILITIES:
  Payable for interest rate swap transactions at market
    value (note 2) .........................................        215,710
  Reverse repurchase agreements payable ....................     65,000,000
  Payable for fund shares retired ..........................         77,350
  Accrued investment management fee ........................         70,096
  Accrued administrative fee ...............................         28,039
  Accrued interest .........................................        177,361
  Payable for federal excise taxes (note 2) ................         38,784
  Other accrued expenses ...................................             69
                                                              ----------------
      Total liabilities ....................................     65,607,409
                                                              ----------------
Net assets applicable to outstanding capital stock ....... $    171,842,920
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Capital stock - authorized 1 billion shares of $0.01 par
    value; outstanding, 13,358,467 shares ................ $        133,585
  Additional paid-in capital ...............................    188,445,489
  Undistributed net investment income ......................      2,532,894
  Accumulated net realized loss on investments .............    (25,324,887)
  Unrealized appreciation of investments ...................      6,055,839
                                                              ----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $    171,842,920
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock ... $          12.86
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost ........... $    228,405,164
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

INCOME:
  Interest (net of interest expense of $4,405,234) ....... $     16,332,838
                                                              ----------------

EXPENSES (NOTE 3):
  Investment management fee ................................        822,786
  Administrative fee .......................................        329,115
  Custodian, accounting and transfer agent fees ............        147,662
  Reports to shareholders ..................................         60,585
  Mortgage servicing fees ..................................        230,572
  Directors' fees ..........................................         11,099
  Audit and legal fees .....................................         83,186
  Federal excise taxes (note 2) ............................         38,784
  Other expenses ...........................................         53,821
                                                              ----------------
      Total expenses .......................................      1,777,610
  Less expenses paid indirectly ............................         (2,870)
                                                              ----------------
      Total net expenses ...................................      1,774,740
                                                              ----------------

      Net investment income ................................     14,558,098
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized loss on investments (note 4) ................    (13,740,596)
  Net realized gain on closed or expired option contracts
    written (note 6) .......................................        270,041
                                                              ----------------
    Net realized loss on investments .......................    (13,470,555)
  Net change in unrealized appreciation or depreciation of
    investments ............................................     30,594,300
                                                              ----------------
    Net gain on investments ................................     17,123,745
                                                              ----------------

      Net increase in net assets resulting from
        operations ....................................... $     31,681,843
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest income ........................................ $     16,332,838
  Net expenses .............................................     (1,774,740)
                                                              ----------------
      Net investment income ................................     14,558,098
                                                              ----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
    Change in accrued interest and mortgage security
      paydowns receivable ..................................        (44,655)
    Net amortization of bond discount and premium ..........          9,717
    Change in accrued fees and expenses ....................        (19,177)
                                                              ----------------
      Total adjustments ....................................        (54,115)
                                                              ----------------

      Net cash provided by operating activities ............     14,503,983
                                                              ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investments .......................    171,215,183
  Purchases of investments .................................   (164,255,316)
  Net purchases of short-term securities ...................     (4,551,000)
  Net premiums received from option contracts written ......        266,057
                                                              ----------------

      Net cash provided by investing activities ............      2,674,924
                                                              ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Retirement of fund shares ................................     (2,043,569)
  Distributions paid to shareholders .......................    (15,141,310)
                                                              ----------------
      Net cash used by financing activities ................    (17,184,879)
                                                              ----------------
  Net decrease in cash .....................................         (5,972)
  Cash at beginning of year ................................      1,166,321
                                                              ----------------

  Cash at end of year .................................... $      1,160,349
                                                              ----------------
                                                              ----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements ........................................... $      4,404,140
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended         Year Ended
                                                                  11/30/95           11/30/94
                                                              ----------------   ----------------
OPERATIONS:
  Net investment income .................................. $     14,558,098         16,509,450
  Net realized loss on investments .........................    (13,470,555)       (10,842,749)
  Net change in unrealized appreciation or depreciation of
    investments ............................................     30,594,300        (19,368,250)
                                                              ----------------   ----------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................     31,681,843        (13,701,549)
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................    (15,141,310)       (15,304,416)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Payments for retirement of 188,300 and 59,900 shares,
    respectively (note 7) ..................................     (2,050,601)          (637,852)
                                                              ----------------   ----------------
      Total increase (decrease) in net assets ..............     14,489,932        (29,643,817)

Net assets at beginning of year ............................    157,352,988        186,996,805
                                                              ----------------   ----------------

Net assets at end of year ................................ $    171,842,920        157,352,988
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Undistributed net investment income ...................... $      2,532,894          3,062,625
                                                              ----------------   ----------------
                                                              ----------------   ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                American Select Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund's primary objective is to provide a high level of current income; its secondary objective is to seek capital appreciation. To realize its objectives, the fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund commenced operations on September 21, 1993, upon completion of its initial public offering of common stock. Shares of the fund are listed on the New York Stock Exchange under the symbol SLA.
(2) SIGNIFICANT
    ACCOUNTING
    POLICIES
                INVESTMENTS IN SECURITIES
                The fund's mortgage-related investments such as whole loans, participation mortgages and mortgage servicing rights are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed to reflect the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the projected rate and severity of defaults, the delinquency profile, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights as the case may be. Certain elements of the pricing model involve subjective judgment. Additionally, certain other factors will be considered in the determination of the valuation of investments in multifamily loans, including but not limited to, results of annual inspections of the multifamily property by the adviser or a servicing agent retained by the adviser, reviews of annual unaudited financial statements of the multifamily property, monitoring of local and other economic conditions and their impact on local real estate values and analyses of rental vacancy rates at the multifamily property. Subjective adjustments to the valuation of such investments in multifamily loans may be made based upon the adviser's analysis of such information. The actual values realized upon the sale of whole loans, participation mortgages and mortgage servicing rights can only be determined in negotiations between the fund and third parties.

                The values of other fixed income securities are determined using pricing services or prices quoted by independent brokers. Exchange-listed options are valued at the last sales price and open financial

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                futures contracts are valued at the last settlement price. When market quotations for other fixed income securities are not readily available, such securities are valued at fair value according to methods selected in good faith by the board of directors.

                Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily. Costs associated with acquiring whole loans, participation mortgages and mortgage servicing rights are capitalized and included in the cost basis of the loans purchased.

                OPTION TRANSACTIONS
                For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

                Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option or the security cost of a purchased put or call option is adjusted by the amount of premium received or paid.

                FUTURES TRANSACTIONS
                In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                INTEREST RATE TRANSACTIONS
                To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, the fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

                If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist, or that another party to a transaction may not perform.

                For interest rate swaps, caps and floors, the fund accrues weekly, as an increase or decrease to interest income, the current net amount due to or owed by the fund. Interest rate swap, cap and floor

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                valuations are based on prices quoted by independent brokers. These valuations represent the present value of all future cash settlement amounts based upon implied forward interest rates.

                As of November 30, 1995, SLA had entered into the following interest rate swap agreement. The terms provide for the interest rate differential to be settled on a monthly basis.

  Swap                   Rate Paid by   Rate Received  Floating                    Net
Counter-     Notional     the Fund at    by the Fund     Rate     Termination  Unrealized
  Party     Principal      11/30/95      at 11/30/95     Index       Date         Loss
---------  ------------  -------------  -------------  ---------  -----------  -----------
Morgan                                                  1-Month
Stanley    $ 15,000,000       6.08%(a)       5.81%(b)    LIBOR      3/15/99     $ 215,710
                                                                               -----------
                                                                               -----------

                  (a) Fixed Rate
                  (b) Floating Rate

                WHOLE LOANS AND PARTICIPATION MORTGAGES
                Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, individual loans underlying whole loans and participation mortgages may be larger than those underlying mortgage-backed securities. At November 30, 1995, no loans were considered by the fund to be delinquent as to the timely monthly payment of principal and interest. The fund does not record past due interest as income until received.

                There may be certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan upon default as well as the accrued unpaid interest and all foreclosure expenses. In this case, the fund may suffer a loss. Real estate acquired through foreclosure, if any, is recorded at estimated fair value. At November 30, 1995, the fund owned no real estate. Additionally, with respect to participation

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default but, rather, will depend on the cooperation of the other participation holders.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's NAV to the extent the fund makes such purchases while remaining substantially fully invested. As of November 30, 1995, the fund had no outstanding when-issued or forward commitments.

                In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended November 30, 1995, the fund earned no such fees.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. However, the fund incurred federal excise taxes of $38,784, or $0.003 per share on income retained during the excise tax year ended December 1995.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the non-deductibility of excise tax payments for purposes of computing taxable income and the recognition of losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may therefore

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                On the statement of assets and liabilities, as a result of permanent book-to-tax differences a reclassification adjustment has been made to increase undistributed net investment income by $53,481, increase accumulated net realized loss on investments by $19,130 and decrease additional paid-in capital by $34,351.

                DISTRIBUTIONS
                The fund pays monthly distributions from net investment income. Realized capital gains, if any, will be distributed on an annual basis. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commission exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                REPURCHASE AGREEMENTS
                For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government and agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount in the event of default.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) EXPENSES
                The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

                The investment advisory agreement provides the adviser with a monthly investment management fee based on the fund's average weekly net assets computed at the per annum rate of 0.50%. For its fee, the adviser will provide investment advice and, in general, will conduct the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained with the custodian by the fund.

                When acquiring whole loans and participation mortgages, the fund enters into mortgage servicing agreements with mortgage servicers. For a fee, mortgage servicers maintain loan records such as insurance, taxes and the proper allocation of payments between principal and interest.

                In addition to the advisory, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, organizational costs, insurance, interest, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(4) SECURITIES
    TRANSACTIONS
                Cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $164,245,599 and $171,215,183 respectively, for the year ended November 30, 1995. During the year ended November 30, 1995, the fund paid no brokerage commissions to Piper Jaffray Inc., an affiliated broker.
(5) CAPITAL LOSS
    CARRYOVER
                For federal income tax purposes, the fund had a capital loss carryover at November 30, 1995 of $25,324,887, which, if not offset by subsequent capital gains, will expire in the years 2001 through 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(6) OPTION
    CONTRACTS
    WRITTEN
                The number of contracts and premium amounts associated with call option contracts written for the year ended November 30, 1995, were as follows:

                                                 Number of     Premium
                                                 Contracts      Amount
                                               -------------  ----------
Balance at 11/30/94..........................           10    $    3,984
  Opened.....................................        1,566       771,953
  Closed or expired..........................         (965)     (403,281)
  Exercised..................................         (611)     (372,656)
                                                    ------    ----------
Balance at 11/30/95..........................           --    $       --
                                                    ------    ----------
                                                    ------    ----------

(7) RETIREMENT OF
    FUND SHARES
                The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market price was at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 3% of the total shares originally issued. The board of directors will review the plan quarterly and may change the amount which may be repurchased. The plan was last reviewed and reapproved by the board of directors on November 30, 1995. Pursuant to the plan, the fund has cumulatively repurchased and retired 248,200 shares as of November 30, 1995, which represents 1.83% of the shares originally issued.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(8) PENDING
    LITIGATION
                An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital Management Incorporated acts as investment adviser, Piper Jaffray Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The complaint alleges, among other things, violations of federal and state securities laws. Damages are being sought in an unspecified amount. The fund intends to defend this lawsuit vigorously. Although it is impossible to predict the outcome, management believes, based on the facts currently available, that there will be no material adverse effect on the financial results of the fund.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(9) FINANCIAL
    HIGHLIGHTS
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                                                  Period from
                                                       Year Ended   Year Ended    9/21/93* to
                                                        11/30/95     11/30/94       11/30/93
                                                      ------------  -----------  --------------
PER-SHARE DATA

Net asset value, beginning of period ............. $       11.62        13.74         14.07
                                                          ------    -----------      ------
Operations:
  Net investment income ............................        1.09         1.22          0.22
  Net realized and unrealized gain (loss) on
    investments ....................................        1.28        (2.21)        (0.46)
                                                          ------    -----------      ------
    Total from operations ..........................        2.37        (0.99)        (0.24)
                                                          ------    -----------      ------
Distributions to shareholders from:
  Net investment income ............................       (1.13)       (1.13)        (0.09)
                                                          ------    -----------      ------
Net asset value, end of period ................... $       12.86        11.62         13.74
                                                          ------    -----------      ------
                                                          ------    -----------      ------
Per-share market value, end of period ............ $       11.00        10.38         14.38
                                                          ------    -----------      ------
                                                          ------    -----------      ------
SELECTED INFORMATION

Total return, net asset value*** ...................       21.22%       (7.48%)       (1.75%)
Total return, market value** .......................       17.36%      (20.78%)       (3.54%)

Net assets at end of period (in millions) ........ $         172          157           187
Ratio of expenses to average weekly net
  assets+++ ........................................        1.08%        1.12%         0.79%+
Ratio of net investment income to average weekly net
  assets ...........................................        8.85%        9.61%         8.23%+
Portfolio turnover rate (excluding short-term
  securities) ......................................          73%         110%            9%
Amount of borrowings outstanding at end of period
  (in millions) TRIANGLE  ........................ $          65           65            --
Per-share amount of borrowings outstanding at end
  of period ...................................... $        4.87         4.80            --
Per-share amount of net assets, excluding
  borrowings,
  at end of period++ ............................. $       17.73        16.42            --
Asset coverage ratio TRIANGLE  TRIANGLE  ...........         364  %       342  %         --

*   COMMENCEMENT OF OPERATIONS.
** BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD. ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
*** BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD. ASSUMES
    REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
+   ADJUSTED TO AN ANNUAL BASIS.
++ REPRESENTS THE FUND'S NET ASSETS (EXCLUDING BORROWINGS) DIVIDED BY SHARES OUTSTANDING.
+++ INCLUDES 0.02% AND 0.05% FROM FEDERAL EXCISE TAXES IN FISCAL 1995 AND FISCAL
    1994, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
TRIANGLE SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID, HIGH GRADE DEBT OBLIGATIONS ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
TRIANGLE  TRIANGLE  REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF
                    PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(10) QUARTERLY DATA (UNAUDITED)

DOLLAR AMOUNTS

                                                               Net Increase in   Distributions
                     Total         Net      Net Realized and     Net Assets        from Net
                  Investment   Investment   Unrealized Gains   Resulting from     Investment
                    Income       Income      on Investments      Operations         Income
                  -----------  -----------  -----------------  ---------------  ---------------
2/28/95      $      4,240,439    3,836,581        3,106,333         6,942,914       (3,802,341)
5/31/95             4,203,516    3,747,565        8,786,430        12,533,995       (3,786,956)
8/31/95             3,989,021    3,507,353        2,727,392         6,234,745       (3,779,447)
11/30/95            3,899,862    3,466,599        2,503,590         5,970,189       (3,772,566)
                  -----------  -----------  -----------------  ---------------  ---------------
               $   16,332,838   14,558,098       17,123,745        31,681,843      (15,141,310)
                  -----------  -----------  -----------------  ---------------  ---------------
                  -----------  -----------  -----------------  ---------------  ---------------

PER-SHARE AMOUNTS

                                                              Net Increase
                                        Net Realized and      in Net Assets        Distributions
                      Net Investment   Unrealized Gains on   Resulting from     from Net Investment     Quarter End
                          Income           Investments         Operations             Income          Net Asset Value
                      ---------------  -------------------  -----------------  ---------------------  ---------------
2/28/95           $           0.28               0.23                0.51                (0.28)              11.85
5/31/95                       0.28               0.66                0.94                (0.28)              12.51
8/31/95                       0.26               0.20                0.46                (0.28)              12.69
11/30/95                      0.27               0.19                0.46                (0.29)              12.86
                             -----              -----               -----                -----
                   $          1.09               1.28                2.37                (1.13)
                             -----              -----               -----                -----
                             -----              -----               -----                -----

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN SELECT PORTFOLIO
NOVEMBER 30, 1995

                                                           Principal        Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT SECURITIES (25.2%):
   U.S. Treasury Note, 5.75%, 10/31/00
    (cost: $42,894,034) ............................... $  43,000,000(b)   43,387,430
                                                                          -----------

MORTGAGE-BACKED SECURITIES (1.4%):
 SUBORDINATED MORTGAGE-BACKED SECURITIES (1.4%):
   8.60%, Chemical Mortgage Securities, Series 1991-1,
    Class B, 9/25/21 ....................................     440,561(e)      420,185
   9.20%, FBS Mortgage Corporation, Series 1991-B, Class
    D, 11/1/21 ..........................................     752,329(e)      715,418
   9.35%, GMBS Inc., Series 1990-4, Class S, 10/25/20 ...     493,482(e)      476,673
   9.25%, Salomon Brothers Mortgage Securities VII,
    Series 1990-1, Class G-1, 8/25/20 ...................     449,838(e)      432,548
   9.25%, Salomon Brothers Mortgage Securities VII,
    Series 1990-1, Class G-2, 8/25/20 ...................     448,911(e)      431,656
                                                                          -----------

    Total Mortgage-Backed Securities
     (cost: $2,461,628)  ................................                   2,476,480
                                                                          -----------

WHOLE LOANS (C,D,E) (106.3%):
 MULTIFAMILY LOANS (106.0%):
   Aldrich Apartments, 9.75%, 5/31/01 ...................     789,320         814,973
   Allumbaugh Square Apartments, 9.68%, 4/1/99 ..........   1,764,418       1,800,589
   Ashewood Apartments, 9.94%, 4/1/99 ...................   1,303,103       1,344,933
   Autumn Chase Apartments, 10.30%, 5/1/09 ..............   3,057,718       3,164,739
   Braesforest Apartments, 9.00%, 4/1/01 ................     990,139       1,022,120
   Brandywine II Apartments, 9.88%, 7/1/01 ..............   3,575,501       3,700,643
   Brentwood Highlands Apartments, 8.63%, 4/1/01 ........   4,446,119(b)    4,534,152
   Briarcliff Apartments, 9.25%, 5/1/01 .................     664,554         687,813
   Bridge Court Apartments, 10.13%, 5/1/09 ..............   1,835,500       1,835,500
   Bryant Square Apartments, 8.75%, 4/1/01 ..............   1,393,567       1,424,782
   Candlelite Apartments, 8.75%, 3/1/01 .................   1,539,705(b)    1,581,585
   Cape Cod Apartments, 8.75%, 1/1/01 ...................   1,529,842(b)    1,570,689
   Casa Del Vista Apartments, 8.75%, 1/1/01 .............   2,122,039(b)    2,168,087
   Centre Court Apartments, 8.75%, 1/1/01 ...............   1,174,780(b)    1,199,920
   Chapel Hill Apartments, 9.63%, 8/1/01 ................     918,150         950,285
   Chouteau Trace/Bay Apartments, 8.75%, 4/1/01 .........   2,489,481(b)    2,544,747
   Collegeview Apartments, 9.63%, 8/1/01 ................   1,185,508       1,227,001
   Collegeview Towers, 9.63%, 8/1/01 ....................   4,566,674       4,726,508
   Concordia Place Apartments, 9.38%, 5/1/01 ............     984,833       1,019,302

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN SELECT PORTFOLIO
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------     -----------
   Continental Gardens Apartments, 8.90%, 3/1/04 ...... $   1,977,331(b)    2,046,538
   Country Club Apartments, 8.75%, 1/1/01 ...............   2,072,689(b)    2,128,030
   Country Village Apartments, 8.75%, 4/1/01 ............   1,339,668(b)    1,369,676
   El Conquistador Apartments, 8.75%, 4/1/01 ............   2,596,063(b)    2,667,195
   El Portal Apartments, 10.00%, 7/1/01 .................   2,319,628       2,400,815
   Emerald Shores Apartments, 8.75%, 2/1/01 .............   3,164,391(b)    3,275,144
   Evergreen Square Apartments, 8.75%, 12/1/00 ..........   2,194,573(b)    2,241,756
   Evergreen Village Apartments, 8.75%, 11/1/00 .........   4,009,391       4,114,036
   Fairway Hills Apartments, 8.50%, 12/1/98 .............   1,652,112       1,672,433
   Foothills West Apartments, 8.75%, 2/1/01 .............   2,165,015(b)    2,223,904
   Garcia Apartments, 10.00%, 6/1/01 ....................   1,389,045       1,437,662
   Glen Hollow Apartments, 9.00%, 4/1/01 ................   5,538,711(b)    5,715,566
   Goose Creek Apartments, 9.75%, 5/1/01 ................   3,201,702       3,297,112
   Green Acres Apartments, 8.75%, 1/1/01 ................   1,370,576(b)    1,406,759
   Greenwood Apartments, 9.25%, 5/1/01 ..................     615,328         636,864
   Heritage Apartments, 9.25%, 4/1/01 ...................   2,044,445       2,116,001
   Heritage Green Apartments, 8.75%, 3/1/01 .............   1,416,214(b)    1,455,018
   Hickory Ridge Apartments, 9.63%, 8/1/99 ..............   1,224,322       1,267,173
   Hidden Colony Apartments, 9.00%, 4/1/01 ..............   3,304,981       3,410,410
   High Vista Apartments, 9.00%, 4/1/01 .................   4,230,178(b)    4,378,234
   Jackson Manor Townhomes, 9.38%, 5/1/01 ...............     668,828         692,237
   Kingston Square Apartments, 8.75%, 4/1/01 ............   4,150,947       4,264,683
   La Arboleda Apartments, 8.75%, 1/1/01 ................   4,118,730       4,228,700
   Lakeville Apartments, 8.50%, 2/1/99 ..................   2,220,824       2,169,745
   Lasalle Crossing Apartments, 8.75%, 1/1/01 ...........   2,882,025(b)    2,958,975
   Meadow Glen Apartments, 9.00%, 1/1/01 ................   1,412,306(b)    1,461,737
   Mount Vernon Apartments, 8.75%, 1/1/01 ...............     940,940         960,511
   Old Orchard Apartments, 8.75%, 12/1/00 ...............   9,919,692(b)   10,134,751
   Parc Du Lac Apartments, 8.50%, 2/1/99 ................   5,304,038(b)    5,369,995
   Park Apartments, 8.75%, 2/1/01 .......................   1,333,341(b)    1,369,208
   Philippe Landing Apartments, 9.63%, 5/1/99 ...........   3,267,207       3,370,124
   Quail Bluff Apartments, 9.69%, 4/1/99 ................   2,867,768(b)    2,925,124
   Quail Bluff II Apartments, 13.00%, 4/1/99 ............     400,000         376,000
   Revere Apartments, 8.75%, 4/1/01 .....................     810,961(b)      833,181
   Rush Creek Apartments, 9.63%, 4/1/99 .................   2,557,669       2,619,308
   Shadowood Apartments, 8.50%, 3/1/99 ..................   5,209,454(b)    5,277,375
   Sherwood Lake Apartments, 9.63%, 8/1/01 ..............   2,420,924       2,505,656
   Sierra Vista Apartments, 9.50%, 2/1/01 ...............   1,372,774(b)    1,420,821
   Skyline Place Apartments, 8.75%, 4/1/01 ..............   4,351,496(b)    4,450,275
   Somerset Place Apartments, 9.00%, 4/1/04 .............   2,336,720       2,418,505
   Sunset Rill Apartments, 9.88%, 5/1/99 ................   3,075,758       3,183,409
   Sunview Apartments, 10.00%, 2/1/01 ...................   1,835,524       1,899,768

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN SELECT PORTFOLIO
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------     -----------
   Terrace Gardens Apartments, 9.80%, 5/1/04 .......... $   2,479,045       2,565,812
   The Oaks of Lake Bluff Apartments, 8.75%, 4/1/01 .....   2,769,134(b)    2,831,163
   Timber Forest Apartments, 8.75%, 2/1/01 ..............   1,185,197       1,211,153
   Tralee Terrace Apartments, 10.13%, 5/1/09 ............   2,083,540       2,083,540
   Trinity Place Apartments, 8.75%, 4/1/01 ..............     608,220         624,886
   Waterford Apartments, 9.80%, 1/1/19 ..................   4,606,075(b)    4,375,771
   Westmont Apartments, 9.75%, 7/1/01 ...................   2,182,254       2,253,177
   White Oaks Apartments, 8.75%, 1/1/01 .................     832,136         854,104
   Willow Brooke Apartments, 8.75%, 4/1/01 ..............   4,821,260(b)    4,929,256
   Willow Creek Apartments, 9.00%, 1/1/01 ...............   3,767,796       3,883,844
   Willow Creek Apartments, 8.75%, 4/1/01 ...............   1,286,663(b)    1,321,917
   Willows Apartments, 10.00%, 6/1/01 ...................   3,570,363       3,695,326
                                                                          -----------
                                                                          182,098,731
                                                                          -----------

 SINGLE FAMILY LOANS (0.3%):
   President Homes 94-1B, Sales Inventory, 10.00%,
    3/29/24 .............................................     281,378         288,891
   President Homes 94-1D, Sales Inventory, 10.00%,
    5/7/24 ..............................................     234,909         241,181
                                                                          -----------
                                                                              530,072
                                                                          -----------

    Total Whole Loans
     (cost: $176,865,502)  ..............................                 182,628,803
                                                                          -----------

SHORT-TERM SECURITIES (3.6%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account collateralized by U.S. government
    agency securities, acquired on 11/30/95, accrued
    interest at repurchase date of $1,005, 5.85%, 12/1/95
    (cost: $6,184,000) ..................................   6,184,000       6,184,000
                                                                          -----------

    Total Investments in Securities
     (cost: $228,405,164)(f) .......................... $                 234,676,713
                                                                          -----------
                                                                          -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON NOVEMBER 30, 1995, SECURITIES VALUED AT $133,535,959 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                     NAME
                                                                 OF BROKER AND
                ACQUISITION                          ACCRUED      DESCRIPTION
   AMOUNT          DATE        RATE*       DUE       INTEREST    OF COLLATERAL
 -----------    -----------    -----     --------    --------    -------------
 $25,000,000      3/15/95      6.66%     3/15/96     $ 74,028         (1)
   3,500,000      3/15/95      5.81%     3/15/96        9,042         (2)
  16,000,000      4/3/95       5.81%     3/15/96       41,333         (2)
   1,500,000      4/15/95      5.81%     3/15/96        3,875         (2)
   4,000,000      4/24/95      5.81%     3/15/96       10,333         (2)
   6,000,000      4/10/95      5.81%     3/15/96       15,500         (2)
   5,000,000      5/22/95      5.81%     3/15/96       12,917         (2)
   4,000,000      5/9/95       5.81%     3/15/96       10,333         (2)
 -----------                                         --------
 $65,000,000                                         $177,361
 -----------                                         --------
 -----------                                         --------

*INTEREST RATE IS AS OF NOVEMBER 30, 1995. RATES ARE BASED ON THE LONDON
 INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
(1)  MORGAN STANLEY; BRENTWOOD HIGHLANDS APARTMENTS, 8.63%, 4/1/01, $4,446,119 PAR
                    CANDLELITE APARTMENTS, 8.75%, 3/1/01, $1,539,705 PAR
                    CAPE COD APARTMENTS, 8.75%, 1/1/01, $1,529,842 PAR
                    CASA DEL VISTA APARTMENTS, 8.75%, 1/1/01, $2,122,039 PAR
                    CENTRE COURT APARTMENTS, 8.75%, 1/1/01, $1,174,780 PAR
                    CHOUTEAU TRACE/BAY APARTMENTS, 8.75%, 4/1/01, $2,489,481 PAR
                    CONTINENTAL GARDENS APARTMENTS, 8.90%, 3/1/04, $1,977,331 PAR
                    COUNTRY CLUB APARTMENTS, 8.75%, 1/1/01, $2,072,689 PAR
                    COUNTRY VILLAGE APARTMENTS, 8.75%, 4/1/01, $1,339,668 PAR
                    EL CONQUISTADOR APARTMENTS, 8.75%, 4/1/01, $2,596,063 PAR
                    EMERALD SHORES APARTMENTS, 8.75%, 2/1/01, $3,164,391 PAR
                    EVERGREEN SQUARE APARTMENTS, 8.75%, 12/1/00, $2,194,573 PAR
                    FOOTHILLS WEST APARTMENTS, 8.75%, 2/1/01, $2,165,015 PAR
                    GLEN HOLLOW APARTMENTS, 9.00%, 4/1/01, $5,538,711 PAR
                    GREEN ACRES APARTMENTS, 8.75%, 1/1/01, $1,370,576 PAR
                    HERITAGE GREEN APARTMENTS, 8.75%, 3/1/01, $1,416,214 PAR
                    HIGH VISTA APARTMENTS, 9.00%, 4/1/01, $4,230,178 PAR
                    LASALLE CROSSING APARTMENTS, 8.75%, 1/1/01, $2,882,025 PAR
                    MEADOW GLEN APARTMENTS, 9.00%, 1/1/01, $1,412,306 PAR
                    OLD ORCHARD APARTMENTS, 8.75%, 12/1/00, $9,919,692 PAR
                    PARC DU LAC APARTMENTS, 8.50%, 2/1/99, $5,304,038 PAR
                    PARK APARTMENTS, 8.75%, 2/1/01, $1,333,341 PAR
                    QUAIL BLUFF APARTMENTS, 9.69%, 4/1/99, $2,867,768 PAR
                    REVERE APARTMENTS, 8.75%, 4/1/01, $810,961 PAR
                    SHADOWOOD APARTMENTS, 8.50%, 3/1/99, $5,299,453 PAR
                    SIERRA VISTA APARTMENTS, 9.50%, 2/1/01, $1,372,774 PAR
                    SKYLINE PLACE APARTMENTS, 8.75%, 4/1/01, $4,351,496 PAR

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

     THE OAKS OF LAKE BLUFF APARTMENTS, 8.75%, 4/1/01, $2,769,134 PAR
     WATERFORD APARTMENTS, 9.80%, 1/1/19, $4,606,075 PAR
     WILLOW BROOKE APARTMENTS, 8.75%, 4/1/01, $4,821,260 PAR
     WILLOW CREEK APARTMENTS, 8.75%, 4/1/01, $1,286,663 PAR
(2)  MORGAN STANLEY: U.S. TREASURY NOTE, 5.75%, 10/31/00, $41,000,000 PAR

(C) INTEREST RATE AND MATURITY DATE DISCLOSED REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1995.
(D) FOR INVESTMENT SCHEDULE PRESENTATION, MULTIFAMILY MORTGAGES PURCHASED ARE SUMMARIZED BY THE PROPERTY NAME AND LOCATION TO WHICH THEY APPLY. SINGLE FAMILY MORTGAGES ARE SUMMARIZED BY THE INSTITUTION FROM WHICH THEY WERE PURCHASED AND DESCRIBE THE NUMBER OF LOANS AND GEOGRAPHICAL LOCATION.

     MULTIFAMILY LOANS:
         ALDRICH APARTMENTS - MINNEAPOLIS, MN
         ALLUMBAUGH SQUARE APARTMENTS - BOISE, ID
         ASHEWOOD APARTMENTS - DENVER, CO
         AUTUMN CHASE APARTMENTS - JACKSONVILLE, FL
         BRAESFOREST APARTMENTS - HOUSTON, TX
         BRANDYWINE II APARTMENTS - WILMINGTON, DE
         BRENTWOOD HIGHLANDS APARTMENTS - BRENTWOOD, TN
         BRIARCLIFF APARTMENTS - ATLANTA, GA
         BRIDGE COURT APARTMENTS - OWATONNA, MN
         BRYANT SQUARE APARTMENTS - EDMUND, OK
         CANDLELITE APARTMENTS - GRANDVIEW, MO
         CAPE COD APARTMENTS - OKLAHOMA CITY, OK
         CASA DEL VISTA APARTMENTS - CARSON CITY, NV
         CENTRE COURT APARTMENTS - NORTH CANTON, OH
         CHAPEL HILL APARTMENTS - KANSAS CITY, MO
         CHOUTEAU TRACE/BAY APARTMENTS - PONTOON BEACH, IL
         COLLEGEVIEW APARTMENTS - POUGHKEEPSIE, NY
         COLLEGEVIEW TOWERS - POUGHKEEPSIE, NY
         CONCORDIA PLACE APARTMENTS - AUSTIN, TX
         CONTINENTAL GARDENS APARTMENTS - GRAND ISLAND, NE
         COUNTRY CLUB APARTMENTS - EL RENO, OK
         COUNTRY VILLAGE APARTMENTS - MORTON, IL
         EL CONQUISTADOR APARTMENTS - TUCSON, AZ
         EL PORTAL APARTMENTS - SWEETWATER, FL
         EMERALD SHORES APARTMENTS - PHOENIX, AZ
         EVERGREEN SQUARE APARTMENTS - BUFFALO, MN
         EVERGREEN VILLAGE APARTMENTS - DENVER, CO
         FAIRWAY HILLS APARTMENTS - RAPID CITY, SD
         FOOTHILLS WEST APARTMENTS - EL PASO, TX
         GARCIA APARTMENTS - MIAMI, FL
         GLEN HOLLOW APARTMENTS - CHARLOTTE, NC
         GOOSE CREEK APARTMENTS - BLOOMINGTON, IL
         GREEN ACRES APARTMENTS - MASSILLON, OH
         GREENWOOD APARTMENTS - ATLANTA, GA
         HERITAGE APARTMENTS - TULSA, OK
         HERITAGE GREEN APARTMENTS - NEWARK, OH
         HICKORY RIDGE APARTMENTS - HOPKINSVILLE, TN
         HIDDEN COLONY APARTMENTS - DORAVILLE, GA

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

         HIGH VISTA APARTMENTS - EL PASO, TX
         JACKSON MANOR TOWNHOMES - GREENVILLE, TX
         KINGSTON SQUARE APARTMENTS - KNOXVILLE, TN
         LA ARBOLEDA APARTMENTS - SAN ANTONIO, TX
         LAKEVILLE APARTMENTS - LAKEVILLE, MN
         LASALLE CROSSING APARTMENTS - SHERMAN, TX
         MEADOW GLEN APARTMENTS - MIDWEST CITY, OK
         MOUNT VERNON APARTMENTS - OKLAHOMA CITY, OK
         OLD ORCHARD APARTMENTS - GRAND RAPIDS, MI
         PARC DU LAC APARTMENTS - NEW ORLEANS, LA
         PARK APARTMENTS - COLORADO SPRINGS, CO
         PHILIPPE LANDING APARTMENTS - SAFETY HARBOR, FL
         QUAIL BLUFF APARTMENTS - OKLAHOMA CITY, OK
         QUAIL BLUFF II APARTMENTS - OKLAHOMA CITY, OK
         REVERE APARTMENTS - REVERE, MA
         RUSH CREEK APARTMENTS - HOUSTON, TX
         SHADOWOOD APARTMENTS - NASHVILLE, TN
         SHERWOOD LAKE APARTMENTS - TAMPA, FL
         SIERRA VISTA APARTMENTS - BOISE, ID
         SKYLINE PLACE APARTMENTS - DALLAS, TX
         SOMERSET PLACE APARTMENTS - TUCSON, AZ
         SUNSET RILL APARTMENTS - KNOXVILLE, TN
         SUNVIEW APARTMENTS - RAYMOND, NH
         TERRACE GARDENS APARTMENTS - DENVER, CO
         THE OAKS OF LAKE BLUFF APARTMENTS - LAKE BLUFF, IL
         TIMBER FOREST APARTMENTS - PLANO, TX
         TRALEE TERRACE APARTMENTS - COON RAPIDS, MN
         TRINITY PLACE APARTMENTS - DEL CITY, OK
         WATERFORD APARTMENTS - ZION, IL
         WESTMONT APARTMENTS - NASHVILLE, TN
         WHITE OAKS APARTMENTS - MASSILLON, OH
         WILLOW BROOKE APARTMENTS - TAMPA, FL
         WILLOW CREEK APARTMENTS - LITTLE ROCK, AR
         WILLOW CREEK APARTMENTS - MIDWEST CITY, OK
         WILLOWS APARTMENTS - BAKERSFIELD, CA

     SINGLE FAMILY LOANS:
         PRESIDENT HOMES, SALES INVENTORY - 4 SINGLE FAMILY LOANS LOCATED IN THE
          MIDWEST.
(E)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933.
(F)  ON NOVEMBER 30, 1995, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES, INCLUDING INTEREST RATE SWAP TRANSACTIONS, WAS
     $228,405,164. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION
     OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   6,483,723
      GROSS UNREALIZED DEPRECIATION ......    (427,884)
                                            ----------
        NET UNREALIZED APPRECIATION .... $   6,055,839
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN SELECT PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Select Portfolio Inc. as of November 30, 1995, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 1995 and the financial highlights for the periods presented in footnote 9. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Select Portfolio Inc. as of November 30, 1995, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period ended November 30, 1995 and the financial highlights for the periods presented in footnote 9, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 19, 1996

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

            Fiscal Year Ended November 30, 1995

            Distributions shown below are taxable as dividend income. None qualify for the corporate dividends received deduction. In February 1996, each shareholder will receive a breakdown of income earned by investment category for calendar year 1995.

            Information for federal income tax purposes is presented as an aid to shareholders in reporting distributions.
            Shareholders should consult a tax adviser on how to report these distributions on the state and local levels.

Payable Date                                      Per Share
-----------------------------------------------  -----------

December 28, 1994 ........................... $     0.09375
January 13, 1995 ..............................     0.09375
February 22, 1995 .............................     0.09375
March 29, 1995 ................................     0.09375
April 26, 1995 ................................     0.09375
May 24, 1995 ..................................     0.09375
June 28, 1995 .................................     0.09375
July 26, 1995 .................................     0.09375
August 23, 1995 ...............................     0.09375
September 27, 1995 ............................     0.09375
October 25, 1995 ..............................     0.09375
November 22, 1995 .............................     0.09375
                                                 -----------
                                              $     1.12500
                                                 -----------
                                                 -----------

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ANNUAL MEETING RESULTS
An annual meeting of the fund's shareholders was held on August 17, 1995. Each matter voted upon at the meeting as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

    1.  The fund's shareholders elected the following six directors:

                         Shares     Shares Withholding
                       Voted "For"  Authority to Vote
                       -----------  ------------------
David T. Bennett.....  12,510,036          286,028
Jaye F. Dyer.........  12,509,272          283,444
William H. Ellis.....  12,511,190          286,694
Karol D. Emmerich....  12,509,836          288,048
Luella G. Goldberg...  12,508,136          289,748
George Latimer.......  12,510,036          286,028

    2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ended November 30, 1995. The following votes were cast regarding this matter:

  Shares       Shares Voted                      Broker
Voted "For"      "Against"      Abstentions     non-votes
-----------  -----------------  -----------  ---------------
12,500,597        81,456          214,512          --

SHARE REPURCHASE PROGRAM
Your fund's board of directors has reapproved the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 3% of the fund's originally issued shares.

WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
- We do not expect any adverse impact on the adviser's ability to manage the fund.
- Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value.
- Although the effect of share repurchases on market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares.
- We do not anticipate any material increase in the fund's expense ratio.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

WHEN WILL SHARES BE REPURCHASED?
Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment adviser. The board of directors will consider whether to continue the share repurchase program on at least a semiannual basis and will notify shareholders of its determination in the next semiannual or annual report.

HOW WILL SHARES BE REPURCHASED?
We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

ELIGIBILITY/PARTICIPATION
You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gain distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

PLAN ADMINISTRATION
Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE
requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with a NAV greater than the value of any cash distributions you would have received.

There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

IFTC maintains accounts for plan participants holding shares in certificate form. You will receive a monthly statement detailing total dividend and capital gain distributions, date of investment, shares acquired, price per share, and total shares held in your account, both certificate-form shares and unissued shares acquired through the plan.

TAX INFORMATION
Distributions reinvested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

PLAN WITHDRAWAL
If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

PLAN AMENDMENT/TERMINATION
The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS        David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                     PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, PRINCIPAL
                     GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                 Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                 William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                     PIPER CAPITAL MANAGEMENT INCORPORATED
                 Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                 Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                     FINANCIAL CORP., HORMEL FOODS CORP.
                 George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                     FUNDS

OFFICERS         William H. Ellis, CHAIRMAN OF THE BOARD
                 John Wenker, PRESIDENT
                 Worth Bruntjen, SENIOR VICE PRESIDENT
                 Marijo Goldstein, SENIOR VICE PRESIDENT
                 Robert H. Nelson, SENIOR VICE PRESIDENT AND TREASURER
                 James A. Berman, VICE PRESIDENT
                 Thomas S. McGlinch, VICE PRESIDENT
                 David E. Rosedahl, SECRETARY

INVESTMENT       Piper Capital Management Incorporated
ADVISER          222 SOUTH 9TH STREET, MINNEAPOLIS, MN 55402

TRANSFER AGENT   Investors Fiduciary Trust Company
AND RECORD       127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716
KEEPER

LEGAL COUNSEL    Dorsey & Whitney P.L.L.P.
                 220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

CUSTODIAN        First Trust
                 180 EAST FIFTH STREET, ST. PAUL, MN 55101

INDEPENDENT      KPMG Peat Marwick LLP
AUDITORS         4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

 PIPER CAPITAL                                                     BULK RATE
  MANAGEMENT                                                      U.S. POSTAGE
                                                                      PAID
PIPER CAPITAL MANAGEMENT INCORPORATED                           PERMIT NO. 3008
222 SOUTH NINTH STREET                                              MPLS., MN
MINNEAPOLIS, MN 55402-3804

         PIPER JAFFRAY INC., FUND SPONSOR AND NASD MEMBER.
[LOGO]   THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
         100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.


In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's annual and semiannual reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Shareholder Services area at 1 800 866-7778, or mail your request to:

Corporate Communications
Piper Capital Management
222 South Ninth Street
Minneapolis, MN 55402-3804


057-96    SLA01   1/96


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